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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): MARCH 30, 2000


                               NEOFORMA.COM, INC.
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             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)



        000-28715                                          77-0424252
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       (Commission                                       (IRS Employer
       File Number)                                      Identification No.)


                3255-7 SCOTT BLVD., SANTA CLARA, CALIFORNIA            95054
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               (Address of principal executive offices)             (Zip Code)


                                 (408) 654-5700
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)




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ITEM 5: OTHER EVENTS.

     On March 30, 2000, Neoforma.com, Inc., a Delaware corporation ("Neoforma"), Eclipsys Corporation ("Eclipsys"), a Delaware corporation, and NeoIII Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Neoforma ("Merger Sub"), entered into an Agreement and Plan of Merger (the "Eclipsys Merger Agreement"). Subject to the terms and conditions of the Eclipsys Merger Agreement, Merger Sub will merge with and into Eclipsys, with Eclipsys to survive the merger and become a wholly-owned subsidiary of Neoforma (the "Eclipsys Merger"). In the Eclipsys Merger, each outstanding share of Eclipsys common stock will be exchanged for 1.344 shares of Neoforma common stock, and options to purchase Eclipsys common stock will be exchanged for options to purchase shares of Neoforma common stock according to the exchange ratio. The transaction will be structured to qualify as a tax-free reorganization and will be accounted for as a purchase. Eclipsys stockholders holding approximately 31% of Eclipsys' outstanding common stock, and Neoforma stockholders holding approximately 35% of Neoforma's outstanding common stock, have agreed to vote in favor of the Eclipsys Merger and against any proposal made in opposition to or in competition with the Eclipsys Merger.

     On March 30, 2000, Neoforma and HEALTHvision, Inc., a Delaware corporation ("Healthvision"), entered into an Agreement and Plan of Merger (the "Healthvision Merger Agreement"). Subject to the terms and conditions of the Healthvision Merger Agreement, immediately following the consummation of the Eclipsys Merger, Healthvision will merge with and into Eclipsys, which will then be a wholly-owned subsidiary of Neoforma, with Eclipsys to survive the merger (the "Healthvision Merger"). In the Healthvision Merger, each outstanding share of Healthvision Series A Convertible Participating Preferred Stock will be exchanged for 2.0801825 shares of Neoforma common stock, each outstanding share of Healthvision Series B Convertible Preferred Stock will be exchanged for 1.776 shares of Neoforma common stock, each outstanding share of Healthvision common stock will be exchanged for 0.444 shares of Neoforma common stock, and options to purchase Healthvision common stock will be exchanged for options to purchase shares of Neoforma common stock according to the common stock exchange ratio. The transaction will be structured to qualify as a tax-free reorganization and will be accounted for as a purchase. Healthvision stockholders holding approximately 88% of Healthvision's outstanding voting stock, and Neoforma stockholders holding approximately 35% of Neoforma's outstanding common stock, have agreed to vote in favor of the Healthvision Merger and against any proposal made in opposition to or in competition with the Healthvision Merger.

     On March 30, 2000, Neoforma, Novation LLC, a Delaware limited liability company ("Novation"), VHA Inc., a Delaware corporation ("VHA"), University Healthsystem Consortium, an Illinois corporation ("UHC"), and Healthcare Purchasing Partners International, LLC, a Delaware limited liability company ("HPPI"), entered into an Outsourcing and Operating Agreement (the "Novation Operating Agreement"), under which, subject to the terms and conditions of the Novation Operating Agreement, each of Novation, VHA, UHC and HPPI agree to exclusively use and promote to their member healthcare organizations Neoforma's internet-based exchange for the purchase and sale of medical equipment, supplies and other products and services. The term of the Novation Operating Agreement is ten years, subject to termination or extension in accordance with its terms. Under the Novation Operating Agreement, Neoforma will appoint Novation as Neoforma's exclusive agent for soliciting suppliers of such products and services on Neoforma's behalf. In connection with the Novation Operating Agreement, Neoforma entered into Common Stock and Warrant Agreements (the "VHA Stock and Warrant Agreement" and "UHC Stock and Warrant Agreement," respectively, and together with the
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Novation Operating Agreement, the "Novation Documents") with each of VHA and
UHC, Novation's member organizations, pursuant to which, and subject to the terms and conditions of such agreements, Neoforma will issue to VHA 38.3 million shares and warrants to purchase an additional 14.2 million shares of Neoforma common stock, and Neoforma will issue to UHC 9.2 million shares and a warrant to purchase an additional 1.5 million shares of Neoforma common stock.

     Upon consummation of the Eclipsys Merger, the Healthvision Merger and the transactions contemplated by the Novation Documents, Neoforma will take all action necessary to increase the size of the Neoforma board of directors to nine, and appoint three directors nominated by Eclipsys, including Harvey J. Wilson, the Chairman and CEO of Eclipsys, one director nominated by Healthvision, and one director nominated by VHA to the Neoforma board. Following consummation of the transactions, Harvey J. Wilson will become Chairman of the Neoforma board of directors and Robert Zollars will continue as Chief Executive Officer and President of Neoforma.

     Each of the transactions is subject to several conditions, including approval by the stockholders of Neoforma, Eclipsys and Healthvision, the expiration of applicable waiting periods under antitrust laws and obtaining necessary consents. Each of the transactions are also subject to the consummation of the other transactions, and may be terminated by the parties to such transaction upon termination of either of the other transactions.

     The Eclipsys Merger Agreement, Healthvision Merger Agreement, VHA Stock and Warrant Agreement and UHC Stock and Warrant Agreement, together with the exhibits to such agreements, are filed as exhibits to this report. The foregoing description is qualified in its entirety by reference to the full text of such exhibits. A press release announcing the transactions is attached as an exhibit to this report.


ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     2.1 Agreement and Plan of Merger, dated March 30, 2000, among Neoforma.com, Inc., Neo III Acquisition Corp. and Eclipsys Corporation (including Voting Agreement Exhibits).

     2.2 Agreement and Plan of Merger, dated March 30, 2000, between Neoforma.com, Inc. and HEALTHvision, Inc. (including Exhibits A and
          B).

     99.1 Common Stock and Warrant Agreement, dated March 30, 2000, between Neoforma.com, Inc. and VHA Inc. (including Exhibits).

     99.2 Common Stock and Warrant Agreement, dated March 30, 2000, between Neoforma.com, Inc. and University Healthsystem Consortium (including Exhibits).

     99.3 Press Release dated March 30, 2000 issued by Neoforma.com, Inc.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 3, 2000                     NEOFORMA.COM, INC.


                                        By: /s/ FREDERICK RUEGSEGGER
                                            ------------------------
                                            Frederick Ruegsegger
                                            Chief Financial Officer



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                                  EXHIBIT INDEX


     2.1 Agreement and Plan of Merger, dated March 30, 2000, among Neoforma.com, Inc., Neo III Acquisition Corp. and Eclipsys Corporation (including Voting Agreement Exhibits).

     2.2 Agreement and Plan of Merger, dated March 30, 2000, between Neoforma.com, Inc. and HEALTHvision, Inc. (including Exhibits A and
          B).

     99.1 Common Stock and Warrant Agreement, dated March 30, 2000, between Neoforma.com, Inc. and VHA Inc. (including Exhibits).

     99.2 Common Stock and Warrant Agreement, dated March 30, 2000, between Neoforma.com, Inc. and University Healthsystem Consortium (including Exhibits).

     99.3 Press Release dated March 30, 2000 issued by Neoforma.com, Inc.